ING Life Insurance and Annuity Company
and its Variable Annuity Account B

Group Variable Annuity Contracts for Employer-Sponsored
Deferred Compensation

Supplement dated June 26, 2009 to the Contract Prospectus, dated May 1, 2009

This supplement updates certain information contained in your Contract Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

The information for ING Clarion Real Estate Portfolio and ING U.S. Bond Index Portfolio in
Appendix IV – Fund Descriptions of the Contract Prospectus is hereby deleted and replaced with the following:

Investment Adviser/
Fund Name	Subadviser	Investment Objective(s)
ING Investors Trust – ING	Directed Services	A non-diversified portfolio that seeks total
Clarion Real Estate Portfolio	LLC	return.
Subadviser: ING
Clarion Real Estate
Securities L.P.
ING Variable Portfolios, Inc. –	ING Investments,	Seeks investment results (before fees and
ING U.S. Bond Index Portfolio	LLC	expenses) that correspond to the total
return of the Barclays Capital U.S.
	Subadviser:	Aggregate Bond Index®.
Neuberger Berman
Fixed Income LLC

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING
Financial Advisers, LLC (Member SIPC), One Orange Way, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep
N.V. Insurance obligations are the responsibility of each individual company.

X.75996-09A	June 2009